Exhibit 4.1

BANCO SANTANDER, S.A.

as Issuer,

and

THE BANK OF NEW YORK MELLON,

acting through its London Branch

as Trustee

THIRD SUPPLEMENTAL INDENTURE

dated as of April 12, 2018

to

THE SECOND RANKING SENIOR DEBT SECURITIES INDENTURE

dated as of April 11, 2017

THIRD SUPPLEMENTAL INDENTURE (“Third Supplemental Indenture”), dated as of April 12, 2018, between BANCO SANTANDER, S.A., a sociedad anónima incorporated under the laws of The Kingdom of Spain (the “Company”), having its principal executive office located at Ciudad Grupo Santander, Avenida de Cantabria s/n, 28660 Boadilla del Monte, Madrid, Spain, and THE BANK OF NEW YORK MELLON acting through its London Branch, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”), having its Corporate Trust Office at One Canada Square, London, E14 5AL, United Kingdom.

WITNESSETH

WHEREAS, the Company and the Trustee have executed and delivered a Second Ranking Senior Debt Securities Indenture dated as of April 11, 2017, as heretofore supplemented and amended (the “Base Indenture”, and together with this Third Supplemental Indenture, the “Senior Non Preferred Indenture”) to provide for the issuance of the Company’s senior non preferred debt securities (the “Senior Non Preferred Debt Securities”), including the Senior Non Preferred Notes (as defined below).

WHEREAS, Section 9.01(d) of the Base Indenture permits the Company and the Trustee to change or eliminate any provisions of the Base Indenture without the consent of Holders as permitted under Sections 2.01 and 3.01 of the Base Indenture, subject to certain conditions;

WHEREAS, Section 9.01(f) of the Base Indenture permits the Company and the Trustee to enter into a supplemental indenture to establish the forms or terms of Senior Non Preferred Debt Securities of any series as permitted under Sections 2.01 and 3.01 of the Base Indenture without the consent of Holders;

WHEREAS, there are no debt securities Outstanding of any series created prior to the execution of this Third Supplemental Indenture that are entitled to the benefit of the provisions set forth herein or that would be adversely affected by such provisions;

WHEREAS, the Executive Committee of the Company have authorized the entry into this Third Supplemental Indenture and the establishment of the Senior Non Preferred Notes (as defined below), as required by Section 9.01 of the Base Indenture;

WHEREAS, the parties hereto desire to establish (i) a series of Senior Non Preferred Debt Securities to be known as the Series 37 3.848% Senior Non Preferred Fixed Rate Notes due 2023 (the “2023 Fixed Rate Notes”), (ii) a series of Senior Non Preferred Debt Securities to be known as the Series 38 4.379% Senior Non Preferred Fixed Rate Notes due 2028 (the “2028 Fixed Rate Notes”) and (iii) a series of Senior Non Preferred Debt Securities to be known as the Series 36 U.S. $500,000,000 Senior Non Preferred Floating Rate Notes due 2023 (the “Floating Rate Notes”) and, together with the 2023 Fixed Rate Notes and the 2028 Fixed Rate Notes, the “Senior Non Preferred Notes”), each pursuant to Sections 2.01 and 3.01 of the Base Indenture. Each of the 2023 Fixed Rate Notes, the 2028 Fixed Rate Notes and the Floating Rate Notes

may be issued from time to time and any 2023 Fixed Rate Notes, 2028 Fixed Rate Notes and Floating Rate Notes issued as part of the relevant series created herein will constitute a single series of Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture and shall be included in the definition of “2023 Fixed Rate Notes,” “2028 Fixed Rate Notes” or “Floating Rate Notes,” as applicable, where the context requires;

WHEREAS, the Company has requested and hereby requests that the Trustee execute and deliver this Third Supplemental Indenture and the Company has provided the Trustee with an Executive Committee Resolution authorizing the execution of this Third Supplemental Indenture;

WHEREAS, all actions required by the Company to be taken in order to make this Third Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, have been taken and performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects; and

WHEREAS, where indicated, this Third Supplemental Indenture shall amend and supplement the Base Indenture; and to the extent that the terms of the Base Indenture are inconsistent with such provisions of this Third Supplemental Indenture, the terms of this Third Supplemental Indenture shall govern.

NOW, THEREFORE, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definition of Terms. For all purposes of this Third Supplemental Indenture:

(a)       a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

(b)       capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(c)       the singular includes the plural and vice versa;

(d)       headings are for convenience of reference only and do not affect interpretation; and

(e)       for the purposes of this Third Supplemental Indenture and the Base Indenture, the term “series” shall mean a series of the Senior Non Preferred Debt Securities.

ARTICLE 2

FORM OF SENIOR NON PREFERRED NOTES

Section 2.01. Terms of the 2023 Fixed Rate Notes. The following terms relating to the 2023 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture:

(a) The title of the 2023 Fixed Rate Notes shall be: the Series 37 3.848% Senior Non Preferred Fixed Rate Notes due April 12, 2023;

(b) the price at which the 2023 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2023 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Indenture shall not exceed $1,250,000,000, except as otherwise provided in the Senior Non Preferred Indenture, including Section 2.01(t) hereof;

(d) Principal on the 2023 Fixed Rate Notes shall be payable on April 12, 2023 (the “2023 Fixed Rate Maturity Date”);

(e) The 2023 Fixed Rate Notes shall be issued in global registered form on April 12, 2018 and shall bear interest from and including April 12, 2018 payable semi-annually in arrears on April 12 and October 12 (each, a “2023 Fixed Rate Interest Payment Date”), commencing October 12, 2018. The 2023 Fixed Rate Notes shall bear an annual interest rate of 3.848%;

Interest on the 2023 Fixed Rate Notes will be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month. The Regular Record Dates for the 2023 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant 2023 Fixed Rate Interest Payment Date, whether or not a Business Day;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2023 Fixed Rate Notes;

(g) Principal of and any interest on the 2023 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2023 Fixed Rate Notes shall not be redeemable except as provided in Article 11 of the Base Indenture, as supplemented by this Third Supplemental Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2023 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2023 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2023 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Base Indenture;

(l) Additional Amounts in respect of the 2023 Fixed Rate Notes shall be payable as set forth in the Base Indenture, as supplemented by this Third Supplemental Indenture;

(m) The 2023 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2023 Fixed Rate Notes shall be payable only in the coin or currency in which the 2023 Fixed Rate Notes are denominated;

(o) The 2023 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2023 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2023 Fixed Rate Notes are as provided for in the Base Indenture, as supplemented by the Third Supplemental Indenture;

(r) With respect to the 2023 Fixed Rate Notes, Section 12.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the 2023 Fixed Rate Notes by his acceptance thereof, likewise covenants and agrees, that the payment obligations of the Company under the 2023 Fixed Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2023 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2023 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any 2023 Fixed Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of this Section 2.01(r) shall apply only to rights or claims payable with respect to the 2023 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2023 Fixed Rate Notes and each holder of the 2023 Fixed Rate Notes, by his or her acquisition of the 2023 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2023 Fixed Rate Notes. In addition, each holder of the 2023 Fixed Rate Notes by his or her acquisition of such 2023 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2023 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes;

(s) The form of the 2023 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit A hereto;

(t) The Company may issue additional 2023 Fixed Rate Notes (“Additional 2023 Fixed Rate Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first 2023 Fixed Rate Interest Payment Date, as the 2023 Fixed Rate Notes; provided, however, that such Additional 2023 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2023 Fixed Rate Notes unless the Additional 2023 Fixed Rate Notes are fungible with the 2023 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional 2023 Fixed Rate Notes, together with the 2023 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Indenture; and

(u) There is no Calculation Agent for the 2023 Fixed Rate Notes.

Section 2.02. Terms of the 2028 Fixed Rate Notes. The following terms relating to the 2028 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture:

(a) The title of the 2028 Fixed Rate Notes shall be: the Series 38 4.379% Senior Non Preferred Fixed Rate Notes due April 12, 2028;

(b) the price at which the 2028 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2028 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Indenture shall not exceed $1,250,000,000, except as otherwise provided in the Senior Non Preferred Indenture, including Section 2.02(t) hereof;

(d) Principal on the 2028 Fixed Rate Notes shall be payable on April 12, 2028 (the “2028 Fixed Rate Maturity Date”);

(e) The 2028 Fixed Rate Notes shall be issued in global registered form on April 12, 2018 and shall bear interest from and including April 12, 2018 payable semi-annually in arrears on April 12 and October 12 (each, a “2028 Fixed Rate Interest Payment Date”), commencing October 12, 2018. The 2028 Fixed Rate Notes shall bear an annual interest rate of 4.379%;

Interest on the 2028 Fixed Rate Notes will be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month. The Regular Record Dates for the 2028 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant 2028 Fixed Rate Interest Payment Date, whether or not a Business Day;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2028 Fixed Rate Notes;

(g) Principal of and any interest on the 2028 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2028 Fixed Rate Notes shall not be redeemable except as provided in Article 11 of the Base Indenture, as supplemented by this Third Supplemental Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2028 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2028 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2028 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Base Indenture;

(l) Additional Amounts in respect of the 2028 Fixed Rate Notes shall be payable as set forth in the Base Indenture, as supplemented by this Third Supplemental Indenture;

(m) The 2028 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2028 Fixed Rate Notes shall be payable only in the coin or currency in which the 2028 Fixed Rate Notes are denominated;

(o) The 2028 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2028 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2028 Fixed Rate Notes are as provided for in the Base Indenture, as supplemented by the Third Supplemental Indenture;

(r) With respect to the 2028 Fixed Rate Notes, Section 12.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the 2028 Fixed Rate Notes by his acceptance thereof, likewise covenants and agrees, that the payment obligations of the Company under the 2028 Fixed Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2028

Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2028 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any 2028 Fixed Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of this Section 2.02(r) shall apply only to rights or claims payable with respect to the 2028 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2028 Fixed Rate Notes and each holder of the 2028 Fixed Rate Notes, by his or her acquisition of the 2028 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2028 Fixed Rate Notes. In addition, each holder of the 2028 Fixed Rate Notes by his or her acquisition of such 2028 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2028 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes;

(s) The form of the 2028 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit B hereto;

(t) The Company may issue additional 2028 Fixed Rate Notes (“Additional 2028 Fixed Rate Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first 2028 Fixed Rate Interest Payment Date, as the 2028 Fixed Rate Notes; provided, however, that such Additional 2028 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2028 Fixed Rate Notes unless the Additional 2028 Fixed Rate Notes are fungible with the 2028 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional 2028 Fixed Rate Notes, together with the 2028 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Indenture; and

(u) There is no Calculation Agent for the 2028 Fixed Rate Notes.

Section 2.03. Terms of the Floating Rate Notes. The following terms relating to the Floating Rate Notes are hereby established pursuant to Section 3.01 of the Base Third Ranking Senior Indenture:

(a) The title of the Floating Rate Notes shall be: the Series 36 Senior Non Preferred Floating Rate Notes due 2023;

(b) the price at which the Floating Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the Floating Rate Notes that may be authenticated and delivered under the Senior Non Preferred Indenture shall not exceed $500,000,000, except as otherwise provided in the Senior Non Preferred Indenture, including Section 2.03(t) hereof;

(d) Principal on the Floating Rate Notes shall be payable on April 12, 2023 (the “Floating Rate Notes Maturity Date” and, together with the 2023 Fixed Rate Maturity Date and the 2028 Fixed Rate Maturity Date, a ‘Maturity Date”);

(e) The Floating Rate Notes shall be issued in global registered form on April 12, 2018 and shall bear interest from and including April 12, 2018 payable quarterly in arrears on January 12, April 12, July 12 and October 12 (each, a “Floating Rate Note Interest Payment Date” and, together with the 2023 Fixed Rate Interest Payment Date and the 2028 Fixed Rate Interest Payment Date, an “Interest Payment Date” ), commencing July 12, 2018. The Floating Rate Notes shall bear interest at a floating rate determined in the manner provided below.

The Regular Record Dates for the Floating Rate Notes will be 15 calendar days immediately preceding the relevant Floating Rate Note Interest Payment Date, whether or not a Business Day; provided, however, that interest payable on the maturity date or any redemption date shall be payable to the person to whom the principal of such Floating Rate Notes shall be payable.

If any Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Maturity Date or any redemption date) falls on a day that is not a Business Day, the Floating Rate Notes Interest Payment Date will be postponed to the next succeeding Business Day and interest will accrue to but excluding such Floating Rate Notes Interest Payment Date, except that if such Business Day falls in the next succeeding calendar month, the applicable Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day. If the maturity date or any redemption date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal, premium and Additional Amounts, if any, and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after the maturity date or such redemption date, as applicable.

The interest rate on the Floating Rate Notes will be reset quarterly on January 12, April 12, July 12 and October 12 of each year, beginning on July 12, 2018 through January 12, 2023 (each an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date will be the next succeeding day that is a Business Day, except that if the next succeeding Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 System”), or any successor thereto, is open for business.

The interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, except that (i) the final interest period will be the period from and including the Interest Reset Date immediately preceding the Floating Rate Notes Maturity Date to but excluding the Floating Rate Notes Maturity Date and (ii) the initial interest period will be the period from and including April 12, 2018 to but excluding the first Interest Reset Date (each a “Floating Rate Notes Interest Period”). The interest rate per year for the Floating Rate Notes in any Floating Rate Notes Interest Period will be equal to Three-Month USD LIBOR plus 112 basis points (the “Floating Rate Notes Interest Rate”), as determined by the Calculation Agent. The Floating Rate Notes Interest Rate in effect for the 15 calendar days prior to any redemption date earlier than the maturity date will be the Floating Rate Notes Interest Rate in effect on the 15th day preceding such earlier redemption date.

The Floating Rate Notes Interest Rate will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Upon the request of any holder of Floating Rate Notes, the Calculation Agent will provide the Floating Rate Notes Interest Rate then in effect and, if determined, the Floating Rate Notes Interest Rate that will become effective on the next Interest Reset Date.

The Calculation Agent will determine Three-Month USD LIBOR for each Interest Period on the second London Business Day prior to the first day of such Interest Period (the “Interest Determination Date”).

Three-Month USD LIBOR” with respect to any Interest Determination Date, will be the offered rate for deposits of U.S. dollars having a maturity of three months that appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if “Reuters Page LIBOR01” is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P. page “BBAM” on an Interest Determination Date, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in U.S. dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the Company, for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, Three-Month LIBOR for such Floating Rate Notes Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, Three-Month LIBOR for such Floating Rate Notes Interest Period will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. in New York City on such Interest Determination Date by three major banks in New York City, selected by the Company, for loans in U.S. dollars to leading European banks, for a term of three months commencing on the applicable Floating Rate Notes Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing Three-Month LIBOR rate will remain in effect for such Floating Rate Notes Interest Period, or, if none, the interest rate will be the initial interest rate.

All percentages resulting from any calculation of any Floating Rate Notes Interest Rate will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward. The amount of interest payable in respect of each Floating Rate Note will be calculated by applying the applicable Floating Rate Notes Interest Rate for such Floating Rate Notes Interest Period to the outstanding principal amount of such Floating Rate Notes, multiplying the product by the actual number of days in such Interest Period and dividing by 360. Each calculation of the Floating Rate Notes Interest Rate by the Calculation Agent will (in the absence of manifest error) be final and binding on the Company, the Trustee and the Holders of the Floating Rate Notes.

Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee (if the Calculation Agent is not the Trustee) of the Floating Rate Notes Interest Rate for the new Floating Rates Notes Interest Period;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the Floating Rate Notes;

(g) Principal of and any interest on the Floating Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The Floating Rate Notes shall not be redeemable except as provided in Article 11 of the Base Indenture, as supplemented by this Third Supplemental Indenture;

(i) The Company shall have no obligation to redeem or purchase the Floating Rate Notes pursuant to any sinking fund or analogous provision;

(j) The Floating Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the Floating Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Base Indenture;

(l) Additional Amounts in respect of the Floating Rate Notes shall be payable as set forth in the Base Indenture, as supplemented by this Third Supplemental Indenture;

(m) The Floating Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the Floating Rate Notes shall be payable only in the coin or currency in which the Floating Rate Notes are denominated;

(o) The Floating Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The Floating Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the Floating Rate Notes are as provided for in the Base Indenture, as supplemented by the Third Supplemental Indenture;

(r) With respect to the Floating Rate Notes, Section 12.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Floating Rate Notes by his acceptance thereof, likewise covenants and agrees, that the payment obligations of the Company under the Floating Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the Floating Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of Floating Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any Floating Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of this Section 2.03(r) shall apply only to rights or claims payable with respect to the Floating Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the Floating Rate Notes and each holder of the Floating Rate Notes, by his or her acquisition of the Floating Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the Floating Rate Notes. In addition, each holder of the Floating Rate Notes by his or her acquisition of such Floating Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such Floating Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes;

(s) The form of the Floating Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit C hereto;

(t) The Company may issue additional Floating Rate Notes (“Additional Floating Rate Notes” and, together with the Additional 2023 Fixed Rate Notes and Additional 2028 Fixed Rate Notes, “Additional Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the Floating Rate Notes; provided, however, that such Additional Floating Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding Floating Rate Notes unless the Additional Floating Rate Notes are fungible with the Floating Rate Notes for U.S. federal income tax purposes. Any such Additional Floating Rate Notes, together with the Floating Rate Notes, will constitute a single series of securities under the Senior Non Preferred Indenture; and

(u) The initial Calculation Agent for the Floating Rate Notes shall be the Trustee.

ARTICLE 3

ADDITIONAL TERMS APPLICABLE TO THE SENIOR NON PREFERRED NOTES

Section 3.01. Addition of Definitions. With respect to the Senior Non Preferred Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Issue Date” means April 12, 2018, being the date of the initial issue of the Senior Non Preferred Notes.

“Maturity Date” has the meaning provided in Section 2.02(d) hereof.

“Business Day” means any day, other than Saturday or Sunday, that is not a Legal Holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or London nor a day when the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 System”), or any successor thereto, is closed for business.

“EC Proposals” means the European Commission’s proposals to amend and supplement certain provisions of the CRD IV Directive, the CRR, the SRM Regulation and the BRRD.

Section. 3.02. Deletion of Definitions. With respect to the Senior Non Preferred Notes only, the following definitions shall be deleted in their entirety in Section 1.01 of the Base Indenture:

“Foreign Currency” means the euro or any currency issued by the government of any country (or a group of countries or participating member states) other than the United States which as at the time of payment is legal tender for the payment of public and private debts.

“Foreign Government Securities” means with respect to Second Ranking Senior Debt Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the participating member state or government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such participating member state or government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such participating member state or government. For the avoidance of doubt, for all purposes hereof, euro shall be deemed to have been issued by each participating member state from time to time.

“U.S. Government Obligations” means non-callable (i) direct obligations of the United States for which its full faith and credit are pledged and/or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

An “Alignment Event” is deemed to have occurred if, following the implementation of the Senior Ranking Amendment Legislation or an amendment thereof, the terms and conditions of Statutory Second Ranking Senior Liabilities or the most junior sub-class within the unsubordinated and unsecured liabilities class, are different in any respect from the terms and conditions of the Second Ranking Senior Debt Securities set forth herein. Further, with respect to each series of Second Ranking Senior Debt Securities, an Alignment Event will be deemed to have occurred if the Senior Ranking Amendment Legislation requires that only securities issued on or following a certain date which is after the issue date of the Second Ranking Senior Debt Securities of such series may qualify as Statutory Second Ranking Senior Liabilities or as the most junior sub-class within the unsubordinated and unsecured liabilities class.

Section 3.03. Replacement of Definitions. With respect to the Senior Non Preferred Notes only, Section 1.01 of the Base Indenture is amended to replace in their entirety the following definitions:

A “TLAC/MREL Disqualification Event” shall have occurred at any time, on or following the TLAC/MREL Requirement Date, that all or part of the outstanding nominal amount of a series of Second Ranking Senior Debt Securities does not fully qualify as TLAC/MREL-Eligible Instruments of the Company and/or the Group, except where such non-qualification (i) is due solely to the remaining maturity of the Second Ranking Senior Debt Securities of such series being less than any period prescribed for TLAC/MREL-Eligible Instruments by the Applicable TLAC/MREL Regulations or (ii) is as a result of the Second Ranking Senior Debt Securities of such series being bought back by or on behalf of the Company or a buy back of the Second Ranking Senior Debt Securities of such series which is funded by or on behalf of the Company.

A TLAC/MREL Disqualification Event shall, without limitation, be deemed to include where such non-qualification arises as a result of (a) any legislation which gives effect to the EC Proposals in the Kingdom of Spain differing in any respect from the form of the EC Proposals as published by the European Commission on 23 November 2016 (the “Draft EC Proposals”) (including if the EC Proposals are not implemented in full in the Kingdom of Spain) or (b) the official interpretation or application of the Draft EC Proposals or the EC Proposals as implemented in the Kingdom of Spain (including any interpretation or pronouncement by any relevant court, tribunal or authority) differing in any respect from the manner in which the Draft EC Proposals have been reflected herein.

Section 3.04. Amendment of Definitions. Any references to “Second Ranking Senior Debt Securities” in the Base Indenture (as amended by this Third Supplemental Indenture) shall be deemed to include the Senior Non Preferred Debt Securities.

Section 3.05. Collection of Indebtedness and Suits for Enforcement by the Trustee. With respect to the Senior Non Preferred Notes only, Section 5.03 of the Base Indenture is amended in part to add the following sentences at the end of the section:

No remedy against the Company other than as referred to in this Article 5 shall be available to the Holders, whether for the recovery of amounts owing to the Holders in respect of the Senior Non Preferred Debt Securities or under this Senior Non Preferred Debt Securities Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Senior Non Preferred Debt Securities or under this Senior Non Preferred Debt Securities Indenture, except that the Holders shall have such rights and powers as they are required to have under the Trust Indenture Act.

Section 3.06. Deletion of Satisfaction and Discharge Provisions. With respect to the Senior Non Preferred Notes only, Article 4 of the Base Indenture is deleted in its entirety.

Section 3.07. Deletion of Provisions with Respect to Selection by the Trustee of Senior Non Preferred Debt Securities to Be Redeemed. With respect to the Senior Non Preferred Notes only, the first paragraph of Section 11.03 of the Base Indenture is deleted in its entirety.

Section 3.08. Deletion of Provisions with Respect to Optional Early Redemption (Call). With respect to the Senior Non Preferred Notes only, Section 11.10 of the Base Indenture is deleted in its entirety.

Section 3.09. Payment. Notwithstanding Section 3.07 of the Base Indenture, payments of interest, if any, and any Additional Amounts on the Senior Non Preferred Notes may be made by wire transfer of immediately available funds.

Section 3.10. Replacement of Provisions with Respect to Events of Default. With respect to the Senior Non Preferred Notes only, Section 5.01(ii) of the Base Indenture is hereby replaced with the following:

Winding up: any order is made by any competent court or resolution passed for the winding up or dissolution of Banco Santander (except in any such case for the purpose of reconstruction or a merger or amalgamation which has been previously approved by the holders of at least a majority of the outstanding principal amount of the second ranking senior debt securities of that series, or a merger, reconstruction or amalgamation, in this case even without being approved by holders of the second ranking senior debt securities of such series, provided that such merger, reconstruction or amalgamation is carried out in compliance with the requirements set forth in Section 8.01 of the Base Indenture).

Section 3.11. Replacement of Provisions with Respect to Optional Redemption Due to Changes in Tax Treatment. With respect to the Senior Non Preferred Notes only, Section 11.08 of the Base Indenture is hereby replaced with the following:

Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Second Ranking Senior Debt Securities, if, in relation to the Second Ranking Senior Debt Securities of any series, (i) as a result of any change in the laws or regulations of Spain or of any political subdivision thereof or any authority or agency therein or thereof having power to tax or in the interpretation or administration of any such laws or regulations which becomes effective on or after the date of issue of the first issued Second Ranking Senior Debt Securities of such series or any earlier date specified pursuant to Section 3.01, the Company shall determine that (a) the Company would be required to pay Additional Amounts pursuant to Section 10.04 or (b) the Company would not be entitled to claim a deduction in computing tax liabilities in Spain in respect of any interest to be paid on the next interest payment date on such series of Second Ranking Senior Debt Securities or the value of such deduction to the Company would be materially reduced or (c) the applicable tax treatment of the Second Ranking Senior Debt Securities of such series changes in a material way that was not reasonably foreseeable at the issuer date and (ii) such circumstances are evidenced by the delivery by the Company to the Trustee of a copy of the Supervisory Permission for the redemption, if required, the Company may, at its option and having given no less than 30 nor more than 60 days’ notice (ending, in the case of Second Ranking Senior Debt Securities which bear interest at a floating rate, on a day upon which interest is payable) to the Holders of the Second Ranking Senior Debt Securities of such series in accordance with Section 11.04 (which notice shall be irrevocable) and a concurrent copy thereof to the Trustee, redeem in whole, but not in part, the outstanding Second Ranking Senior Debt Securities of such series (in accordance with the requirements of Applicable Banking Regulations in force at the relevant time) at their early tax redemption amount (the “Early Redemption Amount (Tax)”) (which shall be their principal amount or at such other Early Redemption Amount (Tax) as may be specified in or determined pursuant to Section 3.01), together with any accrued interest thereon to (but excluding) the date fixed for redemption; provided, however, that (i) in the case of (a) above, no such notice of redemption may be given earlier than 90 days (or, in the case of Second Ranking Senior Debt Securities which bear interest at a floating rate a number of days which is equal to the aggregate of the number of days falling within the then current interest period applicable to the Second Ranking Senior Debt Securities of such series plus 60 days) prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of the Second Ranking Senior Debt Securities of such series then due and (ii) redemption for taxation reasons pursuant to this Section 11.08 may only take place in accordance with Applicable Banking Regulations in force at the relevant time and is subject to the Company obtaining prior Supervisory Permission therefor, if required.

Section 3.12. Replacement of Provisions with Respect to Optional Redemption For TLAC/MREL Disqualification Event. With respect to the Senior Non Preferred Notes only, Section 11.09 of the Base Indenture is hereby replaced with the following:

Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Second Ranking Senior Debt Securities if, in relation to the Second Ranking Senior Debt Securities of any series, following the TLAC/MREL Requirement Date, a TLAC/MREL Disqualification Event has occurred and is continuing, then the Company may, subject to being permitted by Applicable TLAC/MREL Regulations and having given not less than 30 nor more than 60 days’ notice (ending, in the case of Second Ranking Senior Debt Securities which bear interest at a floating rate, on a day upon which interest is payable) to the Holders of the Second Ranking Senior Debt Securities of such series in accordance with Section 11.04 below (which notice shall be irrevocable)

and a concurrent copy thereof to the Trustee, redeem in whole but not in part the outstanding Second Ranking Senior Debt Securities of such series at their principal amount, together with any accrued and unpaid interest thereon to (but excluding) the date fixed for redemption (“Early Redemption Amount (TLAC/MREL Disqualification Event)”).

Redemption on the basis of a TLAC/MREL Disqualification Event is subject to the Company obtaining prior Supervisory Permission therefor, if required, and may only take place in accordance with TLAC/MREL Regulations in force at the relevant time.

Section 3.13. Replacement of Provisions with Respect to Substitution and Variation. With respect to the Senior Non Preferred Notes only, Section 8.04 of the Base Indenture is hereby replaced with the following:

If a TLAC/MREL Disqualification Event or an event that would entitle the Company to redeem the Second Ranking Senior Debt Securities of any series as set forth in Section 11.08 occurs and is continuing, the Company may substitute all (but not some) of the Second Ranking Senior Debt Securities of any series or modify the terms of all (but not some) of the Second Ranking Senior Debt Securities of such series, without any requirement for the consent or approval of the holders of the Second Ranking Senior Debt Securities of such series, so that they are substituted for, or varied to, become, or remain, Qualifying Notes, subject to having given not less than 30 nor more than 60 days’ notice to the Holders of such series in accordance with Section 1.06 and to the Trustee (which notice shall be irrevocable and shall specify the date for substitution or, as applicable, variation), and subject to obtaining supervisory permission therefor as required under Applicable TLAC/MREL Regulations, if required.

Any such notice shall specify the relevant details of the manner in which such substitution or variation shall take effect and where the Holders of such series can inspect or obtain copies of the new terms and conditions of the Second Ranking Senior Debt Securities of such series. Such substitution or variation will be effected without any cost or charge to such Holders.

The Second Ranking Senior Debt Securities of any series shall cease to bear interest from (an including) the date of substitution thereof.

Any Holder or beneficial owner of the Second Ranking Senior Debt Securities of any series shall, by virtue of its acquisition of the Second Ranking Senior Debt Securities of any series or any beneficial interest therein, be deemed to accept the substitution or variation of the terms of the Second Ranking Senior Debt Securities of such series as set forth in this Section 8.04 and to grant to the Company full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder which is necessary or convenient to complete the substitution or variation of the terms of the Second Ranking Senior Debt Securities of such series, as applicable.

ARTICLE 4

MISCELLANEOUS

Section 4.01. Effect Of Supplemental Indenture. Upon the execution and delivery of this Third Supplemental Indenture by each of the Company and the Trustee, the Base Indenture shall be supplemented in accordance herewith, and this Third Supplemental Indenture shall form a part of the Base Indenture for all purposes in respect of the Senior Non Preferred Notes or otherwise as applicable.

Section 4.02. Confirmation Of Indenture. The Base Indenture, as supplemented and amended by this Third Supplemental Indenture with respect to the Senior Non Preferred Notes or otherwise as applicable, is in all respects ratified and confirmed, and the Base Indenture, this Third Supplemental Indenture and all indentures supplemental thereto shall, in respect of the Senior Non Preferred Notes or otherwise as applicable, be read, taken and construed as one and the same instrument. This Third Supplemental Indenture constitutes an integral part of the Senior Non Preferred Indenture and, where applicable, with respect to the Senior Non Preferred Notes. In the event of a conflict between the terms and conditions of the Base Indenture and the terms and conditions of this Third Supplemental Indenture, the terms and conditions of this Third Supplemental Indenture shall prevail where applicable.

Section 4.03. Concerning The Trustee. The Trustee does not make any representations as to the validity, sufficiency or adequacy of this Third Supplemental Indenture or the Senior Non Preferred Notes. The recitals and statements herein and in the Senior Non Preferred Notes are deemed to be those of the Company and not the Trustee. In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 4.04. Governing Law. The Senior Non Preferred Indenture and the Senior Non Preferred Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r), 2.02(r) and 2.03(r) of this Third Supplemental Indenture and the status provisions of the Senior Non Preferred Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the Senior Non Preferred Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of the Company and the Trustee, as the case may be.

Section 4.05. Separability. In case any provision contained in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.06. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

BANCO SANTANDER, S.A., as Issuer
By:	/s/ José Antonio Soler
Name: José Antonio Soler
Title: Authorized Representative

[Signature Page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Charlotte Davidson
Name: Charlotte Davidson
Title: Vice President

[Signature Page to Third Supplemental Indenture]

EXHIBIT A

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NON PREFERRED NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 2.01(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF THAT SECTION 2.01(r), AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 2.01(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05964H AG0

ISIN No. US05964HAG02

SERIES 37 3.848% SENIOR NON PREFERRED FIXED RATE NOTES DUE 2023

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company”, which term includes any successor person under the Senior Non Preferred Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $                     (                    dollars) on April 12, 2023 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on April 12 and October 12 of each year, commencing on October 12, 2018, and ending on April 12, 2023 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Indenture (each a “Regular Record Date”).

Interest shall accrue on this Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 3.848% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2023 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For information purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2023 Fixed Rate Notes, i.e., US$1,250,000,000, was equivalent to approximately €1,011,245,044.90, based on the exchange rate as of April 10, 2018 of US $1.2361 per €1.00. Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Non Preferred Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2023 Fixed Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of this Note to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this Note further acknowledges and agrees that the rights of the Holder of this Note are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on this Note. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

The public deed of issuance (escritura de emisión) related to the Notes represented hereby was executed on April 11, 2018 before Mr. Miguel Ruiz-Gallardón García de la Rasilla with the number 1578 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: April 12, 2018

BANCO SANTANDER, S.A.

By:
Name:
Title:

By:
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the 2023 Fixed Rate Notes referred to in the within-mentioned Senior Non Preferred Indenture.

Dated: April 12, 2018

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company (herein called the “2023 Fixed Rate Notes”) issued and to be issued in one or more series under a Second Ranking Senior Debt Securities Indenture, dated as of April 11, 2017, as heretofore supplemented and amended (herein called the “Base Indenture”), among the Company, as issuer and The Bank of New York Mellon acting through its London Branch, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), as supplemented by the Third Supplemental Indenture, dated as of April 12, 2018, among the Company and the Trustee (the “Third Supplemental Indenture”, and, together with the Base Indenture, the “Senior Non Preferred Indenture”) to which Senior Non Preferred Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2023 Fixed Rate Notes and of the terms upon which the 2023 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Indenture unless otherwise indicated. The terms of the 2023 Fixed Rate Notes include those stated in the Senior Non Preferred Indenture. The 2023 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this 2023 Fixed Rate Note and the terms of the Senior Non Preferred Indenture, the terms of the Senior Non Preferred Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2023 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the 2023 Fixed Rate Notes; provided, however, that such additional 2023 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2023 Fixed Rate Notes unless the additional 2023 Fixed Rate Notes are fungible with the 2023 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2023 Fixed Rate Notes, together with the 2023 Fixed Rate Notes, will constitute a single series of 2023 Fixed Rate Notes under the Senior Non Preferred Indenture and shall be included in the definition of “Second Ranking Senior Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company under the 2023 Fixed Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2023 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2023 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any 2023 Fixed Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of Section 2.01(r) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the 2023 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2023 Fixed Rate Notes and each holder of the 2023 Fixed Rate Notes, by his or her acquisition of the 2023 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2023 Fixed Rate Notes. In addition, each holder of the 2023 Fixed Rate Notes by his or her acquisition of such 2023 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2023 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2023 Fixed Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of the 2023 Fixed Rate Notes to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this Note further acknowledges and agrees that the rights of the Holders of the 2023 Fixed Rate Notes are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2023 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

Upon the Company being informed or notified by the Relevant Resolution Authority of the actual exercise of the date from which the Bail-in Power is effective with respect to the 2023 Fixed Rate Notes, the Company will provide a written notice to the holders of the 2023 Fixed Rate Notes through DTC without delay regarding such exercise of Bail-in Power. The Company will also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company to give notice shall not affect the validity and enforceability of the Bail-in Power nor the effects on the 2023 Fixed Rate Notes described in this clause.

No repayment or payment of Amounts Due, if any, on the 2023 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2023 Fixed Rate Notes with respect to any portion of the 2023 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Indenture, which authorizes holders of a majority in aggregate outstanding principal amount of the outstanding 2023 Fixed Rate Notes to direct certain actions relating to the 2023 Fixed Rate Notes; and

(ii) the Senior Non Preferred Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2023 Fixed Rate Notes remain outstanding, there will at all times be a Trustee for the 2023 Fixed Rate Notes in accordance with the Senior Non Preferred Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Base Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2023 Fixed Rate Notes remain outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2023 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By purchasing this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2023 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2023 Fixed Rate Notes.

Each Holder of this Note that acquires such 2023 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2023 Fixed Rate Notes that acquire the 2023 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2023 Fixed Rate Notes, including in relation to the Bail-in-Power.

Additional terms of the 2023 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2023 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Indenture.

The Senior Non Preferred Indenture and the 2023 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture and Sections 2.01(r), 2.02(r) and 2.03(r) of the Third Supplemental Indenture and the status of the 2023 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the 2023 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of the Company and the Trustee, as the case may be.

The 2023 Fixed Rate Notes and this Note have been issued in the State of New York.

EXHIBIT B

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NON PREFERRED NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 2.02(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF THAT SECTION 2.02(r), AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 2.02(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05964H AJ4

ISIN No. US05964HAJ41

SERIES 38 4.379% SENIOR NON PREFERRED FIXED RATE NOTES DUE 2028

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company”, which term includes any successor person under the Senior Non Preferred Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $                     (                    dollars) on April 12, 2028 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on April 12 and October 12 of each year, commencing on October 12, 2018, and ending on April 12, 2028 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Indenture (each a “Regular Record Date”).

Interest shall accrue on this Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 4.379% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2028 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For information purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2028 Fixed Rate Notes, i.e., US$1,250,000,000, was equivalent to approximately €1,011,245,044.90, based on the exchange rate as of April 10, 2018 of US$1.2361 per €1.00. Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Non Preferred Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2028 Fixed Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of this Note to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this Note further acknowledges and agrees that the rights of the Holder of this Note are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on this Note. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

The public deed of issuance (escritura de emisión) related to the Notes represented hereby was executed on April 11, 2018 before Mr. Miguel Ruiz-Gallardón García de la Rasilla with the number 1578 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: April 12, 2018

BANCO SANTANDER, S.A.

By:__________________________________
Name:
Title:

By:__________________________________
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the 2028 Fixed Rate Notes referred to in the within-mentioned Senior Non Preferred Indenture.

Dated: April 12, 2018

THE BANK OF NEW YORK MELLON, as Trustee
By:___________________________
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company (herein called the “2028 Fixed Rate Notes”) issued and to be issued in one or more series under a Second Ranking Senior Debt Securities Indenture, dated as of April 11, 2017, as heretofore supplemented and amended (herein called the “Base Indenture”), among the Company, as issuer and The Bank of New York Mellon acting through its London Branch, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), as supplemented by the Third Supplemental Indenture, dated as of April 12, 2018, among the Company and the Trustee (the “Third Supplemental Indenture”, and, together with the Base Indenture, the “Senior Non Preferred Indenture”) to which Senior Non Preferred Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2028 Fixed Rate Notes and of the terms upon which the 2028 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Indenture unless otherwise indicated. The terms of the 2028 Fixed Rate Notes include those stated in the Senior Non Preferred Indenture. The 2028 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this 2028 Fixed Rate Note and the terms of the Senior Non Preferred Indenture, the terms of the Senior Non Preferred Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2028 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the 2028 Fixed Rate Notes; provided, however, that such additional 2028 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2028 Fixed Rate Notes unless the additional 2028 Fixed Rate Notes are fungible with the 2028 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2028 Fixed Rate Notes, together with the 2028 Fixed Rate Notes, will constitute a single series of 2028 Fixed Rate Notes under the Senior Non Preferred Indenture and shall be included in the definition of “Second Ranking Senior Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company under the 2028 Fixed Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2028 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2028 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any 2028 Fixed Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of Section 2.02(r) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the 2028 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2028 Fixed Rate Notes and each holder of the 2028 Fixed Rate Notes, by his or her acquisition of the 2028 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2028 Fixed Rate Notes. In addition, each holder of the 2028 Fixed Rate Notes by his or her acquisition of such 2028 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2028 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2028 Fixed Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of the 2028 Fixed Rate Notes to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this Note further acknowledges and agrees that the rights of the Holders of the 2028 Fixed Rate Notes are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2028 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

Upon the Company being informed or notified by the Relevant Resolution Authority of the actual exercise of the date from which the Bail-in Power is effective with respect to the 2028 Fixed Rate Notes, the Company will provide a written notice to the holders of the 2028 Fixed Rate Notes through DTC without delay regarding such exercise of Bail-in Power. The Company will also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company to give notice shall not affect the validity and enforceability of the Bail-in Power nor the effects on the 2028 Fixed Rate Notes described in this clause.

No repayment or payment of Amounts Due, if any, on the 2028 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2028 Fixed Rate Notes with respect to any portion of the 2028 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Indenture, which authorizes holders of a majority in aggregate outstanding principal amount of the outstanding 2028 Fixed Rate Notes to direct certain actions relating to the 2028 Fixed Rate Notes; and

(ii) the Senior Non Preferred Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2028 Fixed Rate Notes remain outstanding, there will at all times be a Trustee for the 2028 Fixed Rate Notes in accordance with the Senior Non Preferred Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Base Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2028 Fixed Rate Notes remain outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2028 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By purchasing this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2028 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2028 Fixed Rate Notes.

Each Holder of this Note that acquires such 2028 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2028 Fixed Rate Notes that acquire the 2028 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2028 Fixed Rate Notes, including in relation to the Bail-in-Power.

Additional terms of the 2028 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2028 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Indenture.

The Senior Non Preferred Indenture and the 2028 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r), 2.02(r) and 2.03(r) of the Third Supplemental Indenture and the status of the 2028 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the 2028 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of the Company and the Trustee, as the case may be.

The 2028 Fixed Rate Notes and this Note have been issued in the State of New York.

EXHIBIT C

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NON PREFERRED NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 2.03(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF THAT SECTION 2.03(r), AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 2.03(r) OF THE BASE INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05964H AH8

ISIN No. US05964HAH84

SERIES 36 SENIOR NON PREFERRED FLOATING RATE NOTES DUE 2023

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company,” which term includes any successor person under the Senior Non Preferred Indenture (as defined on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $                    (                     dollars) on April 12, 2023 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon quarterly in arrears on January 12, April 12, July 12 and October 12 commencing on July 12, 2018, and ending on April 12, 2023 (each, a “Floating Rate Note Interest Payment Date”). Interest so payable on any Floating Rate Note Interest Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Floating Rate Note Interest Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Indenture; provided, however, that interest payable on the maturity date or any redemption date shall be payable to the person to whom the principal of such Floating Rate Notes shall be payable (each such date a “Regular Record Date”).

This Note shall bear interest at a floating rate determined in the manner provided herein.

If any Floating Rate Notes Interest Payment Date (other than the maturity date or any redemption date) falls on a day that is not a Business Day, the Floating Rate Notes Interest Payment Date will be postponed to the next succeeding Business Day and interest will accrue to but excluding such Floating Rate Notes Interest Payment Date, except that if such Business Day falls in the next succeeding calendar month, the applicable Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day. If the maturity date or any redemption date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal, premium and Additional Amounts, if any, and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after the maturity date or such redemption date, as applicable.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The Floating Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For information purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the Floating Rate Notes, i.e., US $500,000,000, was equivalent to approximately €404,498,017.96, based on the exchange rate as of April 10, 2018 of US $1.2361 per €1.00. Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Non Preferred Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the Floating Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of this Note to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this Note further acknowledges and agrees that the rights of the Holder of this Note are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on this Note. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

The public deed of issuance (escritura de emisión) related to the Notes represented hereby was executed on April 11, 2018 before Mr. Miguel Ruiz-Gallardón García de la Rasilla with the number 1578 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: April 12, 2018

BANCO SANTANDER, S.A.

By:__________________________________
Name:
Title:

By:__________________________________
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Floating Rate Notes referred to in the within-mentioned Senior Non Preferred Indenture.

Dated: April 12, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:___________________________
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Floating Rate Notes”) issued and to be issued in one or more series under a Second Ranking Senior Debt Securities Indenture, dated as of April 11, 2017, as heretofore supplemented and amended (herein called the “Base Indenture”), among the Company, as issuer and The Bank of New York Mellon acting through its London Branch, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Second Ranking Senior Indenture), as supplemented by the Third Supplemental Indenture, dated as of April 12, 2018, among the Company and the Trustee (the “Third Supplemental Indenture”, and, together with the Base Indenture, the “Senior Non Preferred Indenture”) to which Senior Non Preferred Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the Floating Rate Notes and of the terms upon which the Floating Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Indenture unless otherwise indicated. The terms of the Floating Rate Notes include those stated in the Senior Non Preferred Indenture. The Floating Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Floating Rate Note and the terms of the Senior Non Preferred Indenture, the terms of the Senior Non Preferred Indenture will control.

The initial Calculation Agent for the Floating Rate Notes shall be the Trustee.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the Floating Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Floating Rate Note Interest Payment Date, as the Floating Rate Notes; provided, however, that such additional Floating Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding Floating Rate Notes unless the additional Floating Rate Notes are fungible with the Floating Rate Notes for U.S. federal income tax purposes. Any such additional Floating Rate Notes, together with the Floating Rate Notes, will constitute a single series of Floating Rate Notes under the Senior Non Preferred Indenture and shall be included in the definition of “Second Ranking Senior Debt Securities” in the Base Indenture where the context requires.

The interest rate with respect to the Floating Rate Notes will be reset quarterly on January 12, April 12, July 12 and October 12 of each year, beginning on July 12, 2018 through January 12, 2023 (each an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date will be the next succeeding day that is a Business Day, except that if the next succeeding Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 System”), or any successor thereto, is open for business.

The interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, except that (i) the final interest period will be the period from and including the Interest Reset Date immediately preceding the maturity date to but excluding the maturity date and (ii) the initial interest period will be the period from and including April 12, 2018 to but excluding the first Interest Reset Date (each a “Floating Rate Notes Interest Period”). The interest rate per year for the Floating Rate Notes in any Floating Rate Notes Interest Period will be equal to Three-Month USD LIBOR plus 112 basis points (the “Floating Rate Notes Interest Rate”), as determined by the Calculation Agent. The Floating Rate Notes Interest Rate in effect for the 15 calendar days prior to any redemption date earlier than the maturity date will be the Floating Rate Notes Interest Rate in effect on the 15th day preceding such earlier redemption date.

The Floating Rate Notes Interest Rate will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Upon the request of any holder of Floating Rate Notes, the Calculation Agent will provide the Floating Rate Notes Interest Rate then in effect and, if determined, the Floating Rate Notes Interest Rate that will become effective on the next Interest Reset Date.

The Calculation Agent will determine Three-Month USD LIBOR for each Interest Period on the second London Business Day prior to the first day of such Interest Period (the “Interest Determination Date”).

“Three-Month USD LIBOR” with respect to any Interest Determination Date, will be the offered rate for deposits of U.S. dollars having a maturity of three months that appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if “Reuters Page LIBOR01” is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P. page “BBAM” on an Interest Determination Date, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in U.S. dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the Company, for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, Three-Month LIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, Three-Month LIBOR for such Interest Period will be the arithmetic mean of the rates quoted at approximately

11:00 a.m. in New York City on such Interest Determination Date by three major banks in New York City, selected by the Company, for loans in U.S. dollars to leading European banks, for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing Three-Month LIBOR rate will remain in effect for such Interest Period, or, if none, the interest rate will be the initial interest rate.

All percentages resulting from any calculation of any Floating Rate Notes Interest Rate will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward. The amount of interest payable in respect of each Floating Rate Note will be calculated by applying the applicable Floating Rate Notes Interest Rate for such Interest Period to the outstanding principal amount of such Floating Rate Notes, multiplying the product by the actual number of days in such Interest Period and dividing by 360. Each calculation of the Floating Rate Notes Interest Rate by the Calculation Agent will (in the absence of manifest error) be final and binding on the Company, the Trustee and the Holders of the Floating Rate Notes.

Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee (if the Calculation Agent is not the Trustee) of the Floating Rate Notes Interest Rate for the new Floating Rates Notes Interest Period

The payment obligations of the Company under the Floating Rate Notes will constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Article 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the Floating Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of Floating Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June on recovery and resolution of credit institutions and investment firms, as amended from time to time.

“Senior Higher Priority Liabilities” means any obligations of the Company which specify their status as ordinary senior instruments and any other unsecured and unsubordinated obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015, as amended by Royal Decree-Law 11/2017, of 23 June, on urgent measures in financial matters, and as further amended from time to time (including any Floating Rate Notes), and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of Section 2.03(r) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the Floating Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the Floating Rate Notes and each holder of the Floating Rate Notes, by his or her acquisition of the Floating Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the Floating Rate Notes. In addition, each holder of the Floating Rate Notes by his or her acquisition of such Floating Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such Floating Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the Floating Rate Notes, by its acquisition of this Note, each Holder (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees to be bound by the exercise of any Bail-in Power by the Relevant Resolution Authority that may result in the write-down or cancellation of all or a portion of the Amounts Due on this Note and/or the conversion of all or a portion of the Amounts Due on this Note into shares or other securities or other obligations of the Company or another person, including by means of a variation to the terms of the Floating Rate Notes to give effect to the exercise by the Relevant Resolution Authority of such Bail-in Power. Each Holder of this further acknowledges and agrees that the rights of the Holders of the Floating Rate Notes are subject to—and will be varied, if necessary, so as to give effect to— the exercise of any Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the Floating Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements in effect in the Kingdom of Spain relating to the resolution of Regulated Entities applicable to the Company or other Regulated Entities of the group, including (but not limited to) (i) the transposition of the BRRD (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time, (ii) Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010 (as amended or superseded from time to time, the “SRM Regulation”) and (iii) the instruments, rules and standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled and/or converted into shares or other securities or obligations of such Regulated Entity (or affiliate of such Regulated Entity) or any other person.

The term “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded from time to time.

The term “Regulated Entity” means any legal person to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, Royal Decree 1012/2015 and any other implementing regulations) as amended or superseded from time to time), the SRM Regulation, or any other Spanish law relating to Bail-in Power, applies, which includes, certain credit entities, investment firms, and certain parent or holding companies.

The term “Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks or the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

Upon the Company being informed or notified by the Relevant Resolution Authority of the actual exercise of the date from which the Bail-in Power is effective with respect to the Floating Rate Notes, the Company will provide a written notice to the holders of the Floating Rate Notes through DTC without delay regarding such exercise of Bail-in Power. The Company will also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company to give notice shall not affect the validity and enforceability of the Bail-in Power nor the effects on the Floating Rate Notes described in this clause

No repayment or payment of Amounts Due, if any, on the Floating Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the Floating Rate Notes with respect to any portion of the Floating Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Indenture, which authorizes holders of a majority in aggregate outstanding principal amount of the outstanding Floating Rate Notes to direct certain actions relating to the Floating Rate Notes; and

(ii) the Senior Non Preferred Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the Floating Rate Notes remain outstanding, there will at all times be a Trustee for the Floating Rate Notes in accordance with the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Base Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the Floating Rate Notes remain outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the Floating Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By purchasing this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the Floating Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the Floating Rate Notes.

Each Holder of this Note that acquires such Floating Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the Floating Rate Notes that acquire the Floating Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the Floating Rate Notes, including in relation to the Bail-in-Power.

Additional terms of the Floating Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the Floating Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Indenture

The Senior Non Preferred Indenture and the Floating Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r), 2.02(r) and 2.03 (r) of the Third Supplemental Indenture and the status of the Floating Rate Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the Floating Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of the Company and the Trustee, as the case may be.

The Floating Rate Notes and this Note have been issued in the State of New York.